UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

PineBridge Dynamic Asset Allocation Fund

ANNUAL REPORT	OCTOBER 31, 2017

Investment Adviser: PineBridge Investments LLC

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	6

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-225-4164; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder,

We are pleased to offer you the 2017 report for the PineBridge Dynamic Asset Allocation Fund (the “Fund”) for the one year period ending October 31, 2017. Enclosed we provide a discussion of how the Fund was managed and our market outlook going forward during this period. We hope you find this report of interest.

Coming into 2017, we were positioning for the unfolding reflationary regime with strong fundamentals in growth and business confidence, evidenced by the end of private sector deleveraging cycle that has characterized corporate behavior since the crisis. We believe that such shifts in demand pickup are meaningful, and were starting to occur alongside a gradual chipping of excesses in capital as well as capacity. Our highest convictions spanned selected pockets in U.S. (Financials, Small Cap) which was leading the developed market growth flag, as well as Japanese and India Equities, alongside selective pockets of Emerging Markets Credit (Brazil, Peru, Argentina). Through 2017, while our risk positioning continued to be pro-risk, the constituents continued to evolved towards selective assets, with a move away from credit and duration. We saw several early cycle fundamental indicators supportive of changing regime, yet closely monitored risks in policy normalization and China that could impact our convictions. For the one year period as of October 31, 2017, the Fund has delivered 13.35% (gross) and the PineBridge Dynamic Asset Allocation Fund, Institutional shares gained 12.79%, compared to CPI+5% of 6.85% and 60% MSCI ACWI/40% Citigroup World Government Bond Index index of 13.53%

Our positioning continued to get reflected in market behavior in Q1 2017 wherein, despite the somewhat volatile political developments from the developed world, firmer evidence of a global growth pickup provided a benign backdrop for risk assets. Global equities hit an all-time high in the middle of March and ended the quarter 5.2% higher. Emerging market “EM” equities rose 7.5%, while bonds had a more forgettable quarter. Expectations around deregulation as well as fiscal stimulus continued to fuel stronger growth, amidst U.S. Fed raising rates in March. As intermediate-term investors, we continued to have a pro-risk positioning, increasing our selective U.S. allocations to include U.S. Small Cap Value, alongside marginal reduction in Brazilian Local Currency Bonds. One of the risks we continued to watch was China, where we expected growth to slow causing a break in inventory accumulation cycle which was benefitting European and EM assets. During this period, the Fund returns were positively impacted by its overweight exposures to Indian Equity, and negatively impacted by underweight exposure to U.S. Large Cap Equity and European Equity.

In Q2, we continued to have a risk-on positioning, yet curved down our risk level marginally to RDS of 2.4 in May. We saw momentum for global economic growth peaking courtesy of China, the Federal Reserve, and the European Central Bank. All seemed poised to throttle back on stimulus, reflecting their confidence that intermediate-term fundamentals had resumed their jagged uptick into healthier markets. We agreed, and nudged our RDS closer to neutral, while preparing for opportunities to add risk back later as the reflation regime reasserts itself. As the “risk-on” rally persisted in the markets, spreads continued to tighten on credit assets reflecting our belief that further upside

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017 (Unaudited)

amidst tight spreads and high leverage levels made those assets unattractive over the next 9-18 months. While we eliminated our Brazilian Local Currency bond exposure (at the back of political corruption scandal), we added to senior, Libor-linked assets like Bank Loans which benefit in a rising rate environment. At the same time, we continued to see strong evidence of corporate spending towards capital expenditure, with a focus towards productivity-enhancement (rather than supply enhancement). Our lack of conviction in EUR (driven by lack of European assets) hurt us this quarter given the growing confidence in European growth and ECB signaling balance sheet normalization. During this period, the Fund returns were positively impacted by its overweight exposures to Indonesian Equity and Japanese Equity, and negatively impacted by underweight exposure to EUR.

In Q3, corporate earnings continued to be strong and provided robust signals in top-line growth which is a welcome sign for our belief in ongoing regime change. We were in fact encouraged to see inflation levels continuing to be benign, given that reflation of confidence and growth are the first movers in such transition, with reflation of prices the last, indicating the cycle’s late stage. We held the view that the current, productivity-focused capital expenditure (CapEx) phase of the cycle is just beginning, and consequently added a thematic basket of companies that produce productivity-enhancing tools (Cloud computing, Software as a Service, Cybersecurity to name a few) to deliver to corporations that are investing capital. We also completed our exit from EM debt by eliminating positions in Peru and Argentina debt, and instead built a sizeable exposure in an Investment Grade Collateralized Loan Obligations (“CLOs”) (basket which is 75% AAA, which aims to mitigate risk while aiming to achieve an attractive yield in a much better collateralized CLO structure compared to those issued pre-crisis). While global equities continued to rally this quarter, the focus was also shifting towards the yield curve where this quarter saw ten-year U.S. Treasury yields increase just 3 basis points, to 2.33% in Q3, while two-year Treasury yields trended higher to 1.48% after the Federal Reserve’s September FOMC meeting and reached the highest levels since 2008. Flattening of the yield curve, alongside trajectory of normalization are clearly important risks for us to watch over the intermediate-term, yet we see confidence in initial step-up of global growth now broadening, morphing from an inventory bounce to a slow-motion acceleration of consumption and productivity-focused investment, and thus becoming more sustainable. With the global savings glut and central bank largesse slow to recede, discount rates cannot keep up with this acceleration of cash flows, with the result that we nudged the RDS back up to 2.2 in October. During Q3 2017, the Fund returns were positively impacted by its overweight exposures to U.S. Small Cap Value Equity, U.S. Small Cap Equity and U.S. Financial Equity. Performance was negatively impacted by underweight exposure to US Large Cap Equity and EUR.

Going forward, in our view, we believe that 2018 should continue to be supportive of pro-risk positioning, yet with a cautious watch towards path of monetary normalization (with more action expected in 2019 as global central bank liquidity starts to decline for the first time since crisis) as well as China (with potential for moderated growth and structural deleveraging). We view what began as a technology and energy-focused upswing is clearly broadening to a wide range of investment and intermediate goods. The recent slowdown in consumption levels — a result of rising inflation — has also reversed, as we had been expecting. Unlike many who expect this level of growth of fizzle, we consider this robust

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017 (Unaudited)

growth dynamic to be a result of a regime shift to a higher baseline of sustainable growth. At the same time, financial conditions remained highly accommodative, and we expect a slow dissipation of global excess liquidity. In the U.S., since the beginning to 2017 we have been expecting tax reform to be achieved and significant progress is being made on it recently. We continue to expect tax reform to be enacted and for it to unleash higher corporate capital expenditures as indicated consistently in survey data. This fiscal stimulus should be coming at an opportune time, and will help to offset a potential slowdown in activity in China. Within equities, we continue to hold significant exposures to segments of U.S. equities that are beneficiaries of tax cuts.

A challenging market environment characterized by low nominal returns and plummeting correlations emphasizes the importance of selectivity in asset classes going forward. On the horizon, we believe increasing differences to regional, sector and asset class will be a healthy backdrop for seeking alpha from choosing beta. We look forward to continued unfolding of this new regime, with cautious eye towards China as well as trajectory of monetary normalization, with important consequences for rates and inflation.

We appreciate your investment into the PineBridge Dynamic Asset Allocation Fund and look forward to continuing to servicing your investment needs in the year ahead.

Warm Regards,

Michael Kelly

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market return.

CPI is defined as U.S. CPI ex-food & energy. The CPI Index represents the U.S. CPI Urban Consumers Less Food & Energy Index plus 5%, annualized, and is rebalanced monthly, measuring the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017 (Unaudited)

Citigroup World Government Bond Index (WGBI) is a market capitalization weighted index that is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI comprises sovereign debt from over 20 countries.

MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Comparison of Change in the Value of a $1,000,000 Investment in the PineBridge Dynamic Asset Allocation Fund, Institutional Shares versus a blended benchmark of 60% MSCI ACWI and 40% Citigroup World Government Bond Index

	TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2017
	One Year	Annualized
	Return	Inception to Date*
Institutional Shares	12.79%	10.78%
Investor Servicing Shares**	12.67%	10.84%
60% MSCI ACWI/40% Citigroup World Government Bond Index	13.53%	12.36%

* The PineBridge Dynamic Asset Allocation Fund, Institutional Shares and Investor Servicing Shares, commenced operations on March 2, 2016.

** The graph is based on only Institutional Shares; performance for Investor Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3 .

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55.5%
	Shares	Value
Australia — 0.1%
Macquarie Atlas Roads Group	4,774	$21,777
Qube Holdings	1,269	2,496
Spark Infrastructure Group	15,356	29,852
Sydney Airport	1,777	9,670
Transurban Group	7,818	72,580

		136,375

Belgium — 0.0%
Ackermans & van Haaren	320	54,813
Gimv	230	13,870

		68,683

Bermuda — 0.0%
Aspen Insurance Holdings	560	24,024

Brazil — 0.0%
CPFL Energia ADR	405	6,784

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Brazil — continued
Ultrapar Participacoes ADR	429	$10,249

		17,033

Canada — 0.4%
Alaris Royalty	1,230	19,488
AltaGas	199	4,537
Bank of Montreal	4,679	358,441
Enbridge	1,299	49,922
Inter Pipeline	296	6,020
Onex	1,160	88,162
Pembina Pipeline	384	12,695
Shopify *	949	94,348
TransCanada	692	32,854
Westshore Terminals Investment	58	1,106

		667,573

China — 0.4%
Alibaba Group Holding ADR *	143	26,439
Autohome ADR *	567	32,608
Baidu ADR *	863	210,520
Kunlun Energy	6,000	5,561
SINA *	2,512	270,417

		545,545

Colombia — 0.0%
Enel Americas ADR	917	9,720

Denmark — 0.0%
Schouw	290	30,166

France — 0.4%
Aeroports de Paris	283	47,668
Altamir	930	16,770
Atos	329	51,124
Capgemini	454	55,185
Engie	1,937	32,739
Eurazeo	720	66,936
Eutelsat Communications	2,203	55,198
Groupe Eurotunnel	439	5,518
Ingenico Group	803	77,954
SES, Cl A	2,384	38,767

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
France — continued
Vinci	1,115	$109,165
Wendel	400	67,468

		624,492

Germany — 0.6%
Allianz	1,263	293,682
AURELIUS Equity Opportunities & KGaA	540	33,160
Bayer	23	2,992
Deutsche Beteiligungs	490	24,923
E.ON	1,751	20,722
Fraport Frankfurt Airport Services Worldwide	615	58,406
Fresenius & KGaA	1,823	152,373
Hamburger Hafen und Logistik	60	1,914
Innogy (A)	1,290	60,046
Rocket Internet *(A)	1,060	27,172
United Internet	2,831	179,484
Wirecard	601	59,263

		914,137

Hong Kong — 0.7%
Agricultural Bank of China, Cl H	87,000	40,927
ASM Pacific Technology	2,000	29,097
Beijing Capital International Airport, Cl H	4,000	6,563
China Life Insurance	100,000	94,498
China Merchants China Direct Investments	8,000	13,721
China Merchants Port Holdings	2,000	6,255
China Petroleum & Chemical, Cl H	190,000	139,552
China Telecom, Cl H	444,000	222,529
China Vanke, Cl H	4,700	16,718
Chongqing Rural Commercial Bank, Cl H	20,000	13,587
CLP Holdings	2,000	20,343
COSCO SHIPPING Ports	2,000	2,318
CSPC Pharmaceutical Group	12,000	20,858
Fosun International	45,500	112,796
Guangdong Investment	4,000	5,794
Hong Kong & China Gas	9,900	18,756
Hopewell Highway Infrastructure	2,500	1,551
Jiangsu Expressway, Cl H	4,000	6,132
Shenzhen Expressway, Cl H	2,000	2,046
Shenzhen International Holdings	1,500	2,865
Tencent Holdings	8,600	385,607

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Hong Kong — continued
Zhejiang Expressway, Cl H	4,000	$4,948

		1,167,461

Indonesia — 3.6%
AKR Corporindo	90,600	49,767
Astra International	817,500	482,211
Bank Central Asia	576,800	888,856
Bank Danamon Indonesia	213,100	80,133
Bank Mandiri Persero	985,800	512,433
Bank Negara Indonesia Persero	380,600	213,276
Bank Rakyat Indonesia Persero	637,500	733,271
Gudang Garam	25,200	130,065
Hanjaya Mandala Sampoerna	517,500	151,864
Indocement Tunggal Prakarsa	75,000	124,147
Indofood CBP Sukses Makmur	119,000	77,213
Indofood Sukses Makmur	223,900	135,372
Jasa Marga Persero	388,300	186,098
Kalbe Farma	1,076,300	126,974
Matahari Department Store	119,200	75,585
Media Nusantara Citra	254,900	29,319
Pembangunan Perumahan Persero	739,000	155,292
Semen Indonesia Persero	151,400	121,678
Surya Citra Media	298,400	47,304
Telekomunikasi Indonesia Persero	2,175,300	646,374
Tower Bersama Infrastructure	122,400	61,369
Unilever Indonesia	77,900	284,891
United Tractors	126,700	323,932
Waskita Karya Persero	242,300	37,875
XL Axiata *	239,200	59,613

		5,734,912

Italy — 0.3%
Assicurazioni Generali	3,736	68,063
ASTM	235	6,515
Atlantia	4,164	135,812
Enav (A)	430	2,049
Enel	8,023	49,765
Hera	5,585	17,969
Italgas	7,280	42,528
Snam	15,709	80,258
Societa Iniziative Autostradali e Servizi	718	12,219

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Italy — continued
Terna Rete Elettrica Nazionale	17,989	$108,544

		523,722

Japan — 10.6%
Ai Holdings	6,300	153,919
Ajinomoto	8,300	166,175
Asahi Group Holdings	5,600	254,181
Bandai Namco Holdings	5,300	180,621
Capcom	8,700	219,671
Casio Computer	11,900	174,568
Central Japan Railway	1,500	271,360
CYBERDYNE *	4,800	63,237
Dai-ichi Life Holdings	13,300	250,607
Daikin Industries	2,100	230,306
Daikyo	5,900	112,962
Disco	1,200	275,766
Don Quijote Holdings	4,200	174,900
Ferrotec	3,100	63,224
Fuji Electric	49,000	352,077
Fujitsu	27,000	208,582
GMO internet	9,000	137,962
HIS	6,100	203,593
Hitachi	3,000	23,667
Hoya	2,600	140,376
Iida Group Holdings	5,800	110,486
Isuzu Motors	25,600	371,149
ITOCHU	10,500	182,657
Jafco	1,000	48,986
JFE Holdings	11,100	236,243
Kao	2,400	144,289
Keyence	500	276,285
Koito Manufacturing	4,800	318,297
Komatsu	7,400	240,603
Kubota	7,800	145,532
M3	2,600	77,173
Megachips	5,100	166,853
Minebea	18,900	342,744
MISUMI Group	3,600	98,149
Mitsubishi UFJ Financial Group	52,600	352,732
Mitsui	12,100	179,736
Mitsui Fudosan	8,400	193,997

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Japan — continued
MS&AD Insurance Group Holdings	9,900	$333,904
NEC	800	21,811
Nichias	10,000	129,722
Nidec	2,400	316,503
Nintendo	200	77,041
Nippon Telegraph & Telephone	11,500	553,532
Nitori Holdings	1,500	217,075
Nomura Research Institute	1,300	54,707
NTT Data	4,700	54,438
NTT Urban Development	11,400	117,203
Obayashi	4,000	52,065
Obic	700	45,987
Omron	4,000	222,330
Oracle Japan	600	50,394
Otsuka	3,100	209,929
Penta-Ocean Construction	21,200	139,276
PeptiDream	4,000	126,292
Pola Orbis Holdings	7,300	231,124
Recruit Holdings	4,800	117,187
Sankyu	1,800	74,086
SCSK	6,800	291,245
Sekisui Chemical	13,400	268,224
Sekisui Plastics	7,700	100,631
Seven & i Holdings	3,100	124,649
Shimadzu	13,600	280,839
Shin-Etsu Chemical	4,000	418,978
Shionogi	6,300	337,259
SMS	4,600	137,751
SoftBank Group	4,500	393,662
Sony	6,600	256,152
Sumitomo Metal Mining	7,200	282,162
Sumitomo Mitsui Financial Group	6,700	266,162
Sundrug	5,600	243,050
Suzuki Motor	5,900	320,412
Sysmex	1,200	81,580
Taisei	2,100	115,800
Tokio Marine Holdings	5,300	226,301
Tokyo Tatemono	7,400	102,893
Tomy	18,500	297,744
Topcon	12,000	251,493
Toray Industries	25,100	252,424

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Japan — continued
Toyobo	4,700	$90,069
Toyota Motor	6,300	387,291
Trend Micro	2,800	148,982
W-Scope	5,600	104,706
Yamaha Motor	3,700	109,661
Yaskawa Electric	3,400	120,804
Yokogawa Electric	14,300	268,884
Zenkoku Hosho	4,400	179,939

		16,748,018

Mexico — 0.0%
Alfa, Cl A	16,300	17,021
Grupo Aeroportuario del Centro Norte ADR	40	1,616
Grupo Aeroportuario del Pacifico ADR	45	4,271
Grupo Aeroportuario del Sureste ADR	24	4,291

		27,199

New Zealand — 0.0%
Auckland International Airport	963	4,105

Portugal — 0.0%
REN—Redes Energeticas Nacionais SGPS	3,922	12,458

South Africa — 0.1%
Barclays Africa Group	4,120	40,836
Brait *	7,992	29,902
Zeder Investments	52,240	23,093

		93,831

South Korea — 0.3%
Kakao	1,015	130,459
Korea Electric Power	895	31,315
NAVER	153	122,089
Samsung Electronics	83	204,027

		487,890

Spain — 0.3%
Abertis Infraestructuras	4,005	86,633
Aena SME (A)	119	21,832
Amadeus IT Group, Cl A	4,912	333,291
Banco Santander	610	29

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Spain — continued
Banco Santander	649	$4,402
Enagas	555	15,988
Iberdrola	4,985	40,287
Red Electrica	1,605	35,541

		538,003

Sweden — 0.0%
Bure Equity	850	10,509
Lifco, Cl B	710	25,443
Ratos, Cl B	6,330	30,389

		66,341

Switzerland — 0.1%
Flughafen Zurich	25	5,438
Lonza Group	76	20,187
Partners Group Holding	150	100,887

		126,512

Taiwan — 0.3%
Advanced Semiconductor Engineering	14,000	16,874
CTBC Financial Holding	411,000	263,012
Hon Hai Precision Industry	30,000	111,408

		391,294

United Kingdom — 0.4%
3i Group	7,780	99,300
Allied Minds *	8,950	20,802
BBA Aviation	830	3,508
BT Group, Cl A	47,282	163,461
Carnival	593	39,072
Centrica	4,437	10,006
Experian	4,016	84,595
IP Group *	17,530	34,458
Melrose Industries	17,650	51,548
National Grid	2,728	32,826
Pennon Group	4,512	47,581
SSE	799	14,666
United Utilities Group	3,636	40,227

		642,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — 36.9%
Consumer Discretionary — 3.1%
Abercrombie & Fitch, Cl A	3,757	$50,457
American Axle & Manufacturing Holdings *	4,289	76,301
American Public Education *	1,369	27,380
Asbury Automotive Group *	975	59,865
Ascena Retail Group *	11,118	21,569
Belmond, Cl A *	1,131	14,873
Best Buy	6,497	363,701
BJ’s Restaurants	923	29,259
BorgWarner	122	6,432
Boyd Gaming	3,876	113,295
Buckle	2,273	37,391
Burlington Stores *	106	9,952
Caleres	2,565	70,101
Callaway Golf	1,017	14,675
Career Education *	2,609	27,864
Carnival	1,488	98,788
Cato, Cl A	1,510	19,419
Cavco Industries *	436	68,408
Charter Communications, Cl A *	153	51,128
Chico’s FAS	1,714	13,695
Children’s Place	169	18,387
Cooper-Standard Holdings *	667	74,357
Core-Mark Holding	2,403	81,846
Crocs *	5,843	59,599
Dave & Buster’s Entertainment *	404	19,473
DineEquity	740	35,231
Dorman Products *	246	17,001
DSW, Cl A	2,677	51,265
Ethan Allen Interiors	1,279	38,050
EW Scripps, Cl A *	3,025	52,454
Express *	4,867	32,950
Fiesta Restaurant Group *	1,554	25,719
Finish Line, Cl A	2,234	20,709
Five Below *	450	24,863
Fossil Group *	2,562	20,189
Fox Factory Holding *	337	14,339
FTD *	1,151	12,431
Gannett	8,045	69,992
Genesco *	895	21,928
Gentherm *	2,081	69,714

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Consumer Discretionary — continued
G-III Apparel Group *	2,462	$62,387
Group 1 Automotive	1,011	79,434
Guess?	3,334	54,044
Hasbro	67	6,204
Haverty Furniture	1,273	30,361
Hilton Worldwide Holdings	1,867	134,947
Home Depot	201	33,322
ILG	2,702	80,168
Installed Building Products *	192	13,382
iRobot *	226	15,185
JC Penney *	16,497	46,192
La-Z-Boy, Cl Z	2,433	65,569
LCI Industries	191	23,646
Lear	352	61,808
Lithia Motors, Cl A	1,158	131,062
Lowe’s	236	18,868
Lumber Liquidators Holdings *	1,339	41,214
Macy’s	3,530	66,223
Marriott Vacations Worldwide	788	103,717
MDC Holdings	1,839	68,117
Meritage Homes *	1,828	89,024
Monro	1,000	49,350
Motorcar Parts of America *	1,046	30,240
New Media Investment Group	3,380	53,979
Nutrisystem	274	13,686
Ollie’s Bargain Outlet Holdings *	395	17,637
Omnicom Group	4,678	314,315
Oxford Industries	190	12,274
Penn National Gaming *	3,968	103,525
Priceline Group *	13	24,855
Red Robin Gourmet Burgers *	604	41,314
Rent-A-Center, Cl A	2,948	29,303
RH *	1,579	141,984
Ross Stores	411	26,094
Scholastic	1,645	60,766
Scientific Games, Cl A *	432	20,563
Scripps Networks Interactive, Cl A	434	36,144
Select Comfort *	369	11,993
Shutterfly *	320	13,664
Sonic	567	14,402

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Consumer Discretionary — continued
Sonic Automotive, Cl A	619	$12,287
Standard Motor Products	1,037	45,286
Steven Madden *	1,689	65,871
Strayer Education	524	49,115
Sturm Ruger	677	33,545
Superior Industries International	1,379	21,443
Tailored Brands	2,152	33,248
Target	377	22,258
Time	5,097	59,125
TJX	274	19,125
Toll Brothers	794	36,556
TopBuild *	735	48,503
Twenty-First Century Fox	962	24,483
Universal Electronics *	602	36,120
Viacom, Cl A	234	7,032
Vista Outdoor *	2,547	53,258
Vitamin Shoppe *	1,836	8,446
Walt Disney	517	50,568
Wingstop	394	13,345
Winnebago Industries	293	14,401
Wolverine World Wide	4,901	133,797

		4,963,824

Consumer Staples — 1.8%
Altria Group	3,899	250,394
Andersons	1,620	60,669
Archer-Daniels-Midland	984	40,216
B&G Foods	543	17,267
Bob Evans Farms	1,035	79,892
Calavo Growers	162	11,939
Cal-Maine Foods	1,513	68,085
Campbell Soup	6,357	301,131
Central Garden & Pet *	1,127	43,029
Central Garden & Pet, Cl A *	425	15,687
Church & Dwight	28	1,265
Clorox	257	32,518
Coca-Cola	1,329	61,107
Conagra Brands	10,467	357,552
CVS Health	981	67,228
Darling Ingredients *	8,246	150,490

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Consumer Staples — continued
General Mills	2,087	$108,357
Inter Parfums	850	39,355
J&J Snack Foods	105	13,983
JM Smucker	293	31,073
Kimberly-Clark	912	102,609
PepsiCo	308	33,951
Philip Morris International	484	50,646
Procter & Gamble	1,981	171,040
Sanderson Farms	825	123,395
SpartanNash	460	11,293
Spectrum Brands Holdings	175	19,236
SUPERVALU *	1,811	29,501
Universal	1,261	72,318
Walgreens Boots Alliance	765	50,697
Wal-Mart Stores	4,719	412,015

		2,827,938

Energy — 1.0%
Archrock	3,636	43,632
CARBO Ceramics *	1,384	11,460
Carrizo Oil & Gas *	2,209	39,077
Cheniere Energy *	186	8,694
Chevron	946	109,632
ConocoPhillips	2,699	138,054
Continental Resources *	463	18,849
Devon Energy	1,680	61,992
Ensco, Cl A	6,306	33,989
Exterran *	1,953	63,023
ExxonMobil	2,641	220,127
Green Plains	2,128	39,155
Helix Energy Solutions Group *	6,267	42,741
Kinder Morgan	1,775	32,145
Matrix Service *	2,902	40,918
McDermott International *	8,728	57,779
Newpark Resources *	5,420	47,425
Noble *	8,637	35,930
Oceaneering International	1,430	28,915
ONEOK	304	16,498
PDC Energy *	1,427	72,677
REX American Resources *	285	25,131

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Energy — continued
SEACOR Holdings *	730	$34,456
SRC Energy *	6,624	63,193
Targa Resources	172	7,138
Unit *	2,354	44,067
US Silica Holdings	722	22,028
Valero Energy	1,454	114,706
Williams	721	20,549

		1,493,980

Financials — 15.3%
Aflac	1,324	111,070
Allstate	1,154	108,314
American Equity Investment Life Holding	4,972	146,724
Ameriprise Financial	581	90,950
Ameris Bancorp	744	35,638
AMERISAFE	217	14,040
Apollo Investment	2,376	14,066
Ares Capital	3,861	62,085
Associated Banc-Corp	1,844	46,653
Athene Holding, Cl A *	124	6,464
Banc of California	3,087	64,981
BancorpSouth	1,022	32,295
Bank Mutual	2,108	22,292
Bank of America	72,265	1,979,337
Bank of Hawaii	522	42,600
Bank of New York Mellon	12,298	632,731
Bank of the Ozarks	1,120	52,214
Banner	515	29,520
BB&T	9,692	477,233
BlackRock Capital Investment	2,019	14,456
BofI Holding *	1,182	31,796
Boston Private Financial Holdings	7,379	117,326
Brookline Bancorp	1,646	25,348
Canadian Imperial Bank of Commerce	367	32,314
Capstead Mortgage ‡	5,570	49,127
Cathay General Bancorp	914	38,205
Central Pacific Financial	864	26,888
Chemical Financial	882	46,473
Chubb	357	53,843
CIT Group	2,195	102,331

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Financials — continued
Citigroup	28,219	$2,074,096
Citizens Financial Group	6,035	229,390
City Holding	188	13,252
CNA Financial	176	9,527
Columbia Banking System	1,102	47,948
Comerica	3,362	264,152
Commerce Bancshares	1,054	61,301
Community Bank System	1,912	105,714
Cullen	677	66,685
Customers Bancorp *	2,631	71,932
CVB Financial	1,984	47,338
Dime Community Bancshares	978	21,565
Donnelley Financial Solutions *	2,009	43,194
E*TRADE Financial *	1,953	85,131
East West Bancorp	4,048	242,232
Employers Holdings	1,658	79,087
Encore Capital Group *	1,389	64,519
Evercore, Cl A	293	23,469
Fidelity Southern	927	20,329
Fifth Third Bancorp	9,030	260,967
Financial Engines	563	20,324
First BanCorp *	4,330	22,300
First Commonwealth Financial	2,208	32,148
First Financial Bancorp	4,659	127,191
First Financial Bankshares	1,246	56,880
First Horizon National	2,824	53,006
First Midwest Bancorp	1,662	38,376
FirstCash	2,362	150,814
FNB	3,926	52,962
FS Investment	5,740	45,059
Fulton Financial	2,126	38,693
Glacier Bancorp	1,433	54,397
Goldman Sachs Group	4,410	1,069,336
Great Western Bancorp	2,432	98,715
Green Dot, Cl A *	1,753	99,255
Hancock Holding	1,023	49,871
Hanmi Financial	925	28,444
Hartford Financial Services Group	1,779	97,934
Hercules Capital	2,606	32,497
Home BancShares	1,582	35,563

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Financials — continued
HomeStreet *	310	$9,006
Hope Bancorp	2,606	48,081
Horace Mann Educators	2,180	95,484
Huntington Bancshares	13,123	181,097
Independent Bank	485	34,969
Infinity Property & Casualty	833	78,594
Interactive Brokers Group, Cl A	2,743	148,177
International Bancshares	706	28,664
International. FCStone *	872	36,197
Investment Technology Group	2,372	55,671
JPMorgan Chase	21,523	2,165,428
KeyCorp	13,077	238,655
Lazard, Cl A	263	12,503
LegacyTexas Financial Group	849	33,867
LendingTree *	149	39,939
Leucadia National	10,295	260,464
Loews	2,003	99,169
M&T Bank	3,212	535,664
Maiden Holdings	4,078	33,644
Main Street Capital	1,518	60,978
MB Financial	874	40,152
Medley Capital	1,849	10,632
Mercury General	75	4,198
Morgan Stanley	17,397	869,849
Nasdaq	412	29,932
National Bank Holdings, Cl A	797	26,158
Navigators Group	1,070	62,060
NBT Bancorp	874	33,334
New Mountain Finance	1,492	20,963
New York Community Bancorp	5,923	74,393
Northern Trust	2,561	239,505
Northfield Bancorp	1,443	24,618
Northwest Bancshares	5,433	91,655
Oaktree Specialty Lending	3,558	20,672
Oaktree Specialty Lending	260	1,511
OFG Bancorp	3,081	27,421
Old National Bancorp	8,979	163,418
Opus Bank *	228	5,905
Oritani Financial	466	7,899
PacWest Bancorp	1,456	70,354

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Financials — continued
PennantPark Investment	2,738	$20,453
People’s United Financial	4,162	77,663
Pinnacle Financial Partners	587	38,859
Piper Jaffray	517	37,793
PNC Financial Services Group	5,830	797,485
PRA Group *	2,365	65,984
Principal Financial Group	1,360	89,556
ProAssurance	1,959	109,802
Prospect Capital	6,754	40,456
Prosperity Bancshares	850	55,913
Provident Financial Services	3,791	103,115
Regions Financial	14,376	222,540
RLI	1,134	67,008
S&T Bancorp	781	31,935
Safeguard Scientifics *	1,860	26,226
Safety Insurance Group	781	64,198
Selective Insurance Group	2,651	158,000
ServisFirst Bancshares	917	37,606
Signature Bank NY *	659	85,677
Simmons First National, Cl A	616	35,543
Solar Capital	1,495	31,709
Southside Bancshares	2,385	84,453
State Street	4,289	394,587
Sterling Bancorp	8,569	214,653
Stewart Information Services	1,430	54,254
SunTrust Banks	7,262	437,244
SVB Financial Group *	645	141,436
Synovus Financial	1,468	68,776
TCF Financial	2,099	38,244
Texas Capital Bancshares *	947	81,489
Tompkins Financial	150	13,068
Triangle Capital	701	8,629
TrustCo Bank NY	10,506	96,393
Trustmark	820	27,011
UMB Financial	1,411	103,751
Umpqua Holdings	2,685	54,935
United Bankshares	2,913	104,722
United Community Banks	1,371	37,593
United Fire Group	1,257	57,935
Universal Insurance Holdings	530	12,641

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Financials — continued
US Bancorp	19,772	$1,075,200
Valley National Bancorp	3,186	36,639
Virtus Investment Partners	105	12,222
Waddell & Reed Financial, Cl A	4,170	77,937
Walker & Dunlop *	590	32,385
Washington Federal	1,074	37,375
Webster Financial	1,117	61,424
Wells Fargo	30,741	1,725,799
Westamerica Bancorporation	1,666	97,011
Wintrust Financial	1,493	121,366
WisdomTree Investments	4,536	50,304
Zions Bancorporation	2,443	113,502

		24,234,286

Health Care — 2.6%
Abaxis	918	44,431
AbbVie	122	11,011
Acorda Therapeutics *	2,910	77,333
Almost Family *	610	26,993
Amedisys *	1,380	66,392
Amgen	923	161,728
AMN Healthcare Services *	416	18,262
Analogic	557	44,727
AngioDynamics *	1,856	31,496
Anika Therapeutics *	204	11,145
Anthem	220	46,026
Baxter International	424	27,335
Cambrex *	796	34,427
Cantel Medical	264	25,893
Celgene *	17	1,716
Chemed	338	75,519
Cigna	443	87,368
Community Health Systems *	6,049	35,689
Computer Programs & Systems	1,012	30,512
CONMED	1,184	61,828
CryoLife *	507	9,861
Cytokinetics *	590	8,054
Diplomat Pharmacy *	2,260	47,573
Eli Lilly	545	44,657
Emergent BioSolutions *	1,413	57,919

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Health Care — continued
Enanta Pharmaceuticals *	212	$10,530
Ensign Group	591	13,640
Express Scripts Holding *	379	23,229
Haemonetics *	1,780	84,657
HCA Healthcare *	302	22,846
HealthEquity *	1,248	62,675
HMS Holdings *	2,165	41,655
Humana	121	30,897
ICU Medical *	311	59,432
Impax Laboratories *	4,665	84,670
Innoviva *	756	9,253
Inogen *	140	13,850
Integer Holdings *	1,591	77,323
Integra LifeSciences Holdings *	1,132	52,955
Intuitive Surgical *	204	76,573
Invacare	2,179	33,775
Johnson & Johnson	1,452	202,423
Kindred Healthcare	4,318	26,124
Lannett *	1,570	31,243
LHC Group *	829	55,385
Ligand Pharmaceuticals *	171	24,855
Luminex	672	14,347
Magellan Health *	1,250	106,625
Medicines *	2,463	70,787
Merck	3,509	193,311
Meridian Bioscience	822	12,289
Merit Medical Systems *	418	15,905
MiMedx Group *	999	12,667
Myriad Genetics *	3,878	132,938
Natus Medical *	348	14,755
Nektar Therapeutics, Cl A *	4,187	100,865
Neogen *	304	24,381
Omnicell *	301	14,990
OraSure Technologies *	579	11,435
Pfizer	4,460	156,368
PharMerica *	1,965	57,575
Providence Service *	628	34,917
Quality Systems *	1,915	26,944
Repligen *	368	13,690
Select Medical Holdings *	5,551	106,302

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Health Care — continued
Spectrum Pharmaceuticals *	5,240	$102,652
Supernus Pharmaceuticals *	442	18,387
Tivity Health *	1,569	72,566
UnitedHealth Group	399	83,878
Varex Imaging *	416	14,298
Veeva Systems, Cl A *	1,905	116,091
WellCare Health Plans *	2,184	431,863

		4,086,711

Industrials — 4.0%
AAR	1,736	67,513
ABM Industries	2,558	107,359
Actuant, Cl A	2,829	72,140
Aegion, Cl A *	2,589	60,298
Aerojet Rocketdyne Holdings *	599	18,916
Aerovironment *	1,313	67,173
Albany International, Cl A	982	59,264
Allegiant Travel, Cl A	89	12,140
Allison Transmission Holdings	4,544	193,075
American Woodmark *	121	11,689
Apogee Enterprises	298	14,224
Applied Industrial Technologies	1,369	87,137
ArcBest	337	10,986
Atlas Air Worldwide Holdings *	1,247	76,503
Axon Enterprise *	521	11,967
AZZ	287	13,719
Barnes Group	1,383	90,019
Boeing	1,895	488,871
Brady, Cl A	1,430	54,412
Briggs & Stratton	2,701	68,065
Brink’s	1,842	140,176
Caterpillar	1,150	156,170
Chart Industries *	1,658	72,123
CIRCOR International	903	39,687
Comfort Systems USA	1,914	84,790
Cubic	1,408	76,806
Cummins	221	39,090
Delta Air Lines	157	7,855
DXP Enterprises *	790	25,335
Eaton	86	6,882

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Industrials — continued
Echo Global Logistics *	1,786	$42,953
Emerson Electric	1,717	110,678
Encore Wire	1,350	60,953
EnPro Industries	1,022	85,582
ESCO Technologies	248	14,372
Essendant	2,815	27,249
Exponent	193	14,253
Federal Signal	2,783	59,417
Forward Air	243	13,958
Franklin Electric	1,351	61,471
FTI Consulting *	370	15,818
General Cable	2,864	60,001
General Electric	7,305	147,269
Genesee & Wyoming, Cl A *	196	14,069
Gibraltar Industries *	401	13,333
Greenbrier	1,411	73,654
Harsco *	3,256	69,190
Hawaiian Holdings	440	14,740
Healthcare Services Group	574	30,359
Hillenbrand	417	16,492
Honeywell International	133	19,173
Hub Group, Cl A *	1,856	80,365
Ingersoll-Rand	427	37,832
Insperity	161	15,279
Interface, Cl A	2,995	68,286
John Bean Technologies	218	23,304
Kaman	1,622	90,735
Kelly Services, Cl A	2,016	53,041
Korn	2,645	110,640
L3 Technologies	441	82,546
Lindsay	526	48,161
LSC Communications	1,521	24,610
Lydall *	246	14,219
Macquarie Infrastructure	66	4,590
Marten Transport	2,476	48,653
Matson	1,958	53,316
Matthews International, Cl A	266	16,718
Mercury Systems *	353	17,816
Mobile Mini	1,386	45,877
Moog, Cl A *	1,602	140,592

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Industrials — continued
Mueller Industries	2,957	$102,756
MYR Group *	1,150	36,674
Nielsen Holdings	682	25,282
Norfolk Southern	505	66,367
On Assignment *	1,187	72,668
Patrick Industries *	144	13,392
Powell Industries	458	13,273
Proto Labs *	197	17,188
Quanex Building Products	563	12,358
Raven Industries	1,584	53,302
Regal Beloit	52	4,220
Republic Services, Cl A	1,456	94,742
Roadrunner Transportation Systems *	4,796	42,205
RR Donnelley & Sons	3,841	35,337
Saia *	1,255	81,324
Simpson Manufacturing	284	15,830
SkyWest	2,555	120,341
SPX *	2,299	67,338
SPX FLOW *	2,223	91,654
Standex International	130	13,462
Team *	1,386	17,048
Tennant	698	48,406
Tetra Tech	922	45,409
Toro	5,321	334,424
Trex *	238	26,049
Triumph Group	2,829	87,840
TrueBlue *	2,304	62,438
UniFirst	603	94,973
Union Pacific	654	75,727
United Technologies	122	14,611
Universal Forest Products	169	19,080
Viad	1,070	62,114
Wabash National	2,940	66,150
WageWorks *	684	43,605
Watts Water Technologies, Cl A	978	65,917
WW Grainger	137	27,085

		6,246,537

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Information Technology — 5.5%
8x8 *	874	$11,668
Accenture, Cl A	385	54,809
Adobe Systems *	535	93,711
ADTRAN	2,537	53,531
Advanced Energy Industries *	305	25,840
Advanced Micro Devices *	1,981	21,761
Agilysys *	1,259	15,448
Alphabet, Cl C *	85	86,414
Analog Devices	304	27,755
Anixter International *	1,404	96,455
Apple	515	87,056
Applied Optoelectronics *	651	26,522
Arista Networks *	965	192,894
Avnet	620	24,676
Badger Meter	263	11,519
Barracuda Networks *	420	9,790
Benchmark Electronics *	2,687	83,163
Blucora *	2,255	48,934
Bottomline Technologies *	1,424	46,365
Broadcom	464	122,454
Brooks Automation	2,477	85,184
Cabot Microelectronics	217	20,977
CACI International, Cl A *	1,208	173,650
Cardtronics *	492	11,267
CDK Global	1,701	108,116
Check Point Software Technologies *	723	85,104
Cisco Systems	3,799	129,736
Cognizant Technology Solutions, Cl A	714	54,028
Corning	2,681	83,942
Cray *	2,843	58,708
CSG Systems International	344	14,565
CTS	2,082	56,630
Diodes *	2,363	81,145
DXC Technology	593	54,271
Ebix	187	12,707
Electronics For Imaging *	1,131	34,903
ePlus *	130	12,428
ExlService Holdings *	282	17,602
F5 Networks *	668	81,008
Fabrinet *	340	12,641

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Information Technology — continued
Facebook, Cl A *	1,188	$213,911
FARO Technologies *	889	46,050
Fortinet *	2,125	83,746
Gigamon *	344	13,244
GoDaddy, Cl A *	2,514	117,404
Guidewire Software *	1,468	117,411
HP	10,972	236,447
IAC *	510	65,816
II-VI *	422	19,074
Insight Enterprises *	1,938	87,307
Intel	2,142	97,440
International Business Machines	1,609	247,883
Itron *	256	20,006
Jabil	5,853	165,523
Juniper Networks	2,872	71,312
Kulicke & Soffa Industries *	2,664	60,340
Leidos Holdings	895	55,955
Littelfuse	172	35,948
LogMeIn	968	117,176
Lumentum Holdings *	484	30,565
ManTech International, Cl A	1,612	74,813
Marvell Technology Group	1,406	25,969
Mastercard, Cl A	774	115,148
Maxim Integrated Products	537	28,214
MaxLinear, Cl A *	524	12,822
Methode Electronics	319	14,961
Microchip Technology	312	29,578
Microsoft	2,166	180,168
MicroStrategy, Cl A *	317	41,926
MKS Instruments	405	44,003
Monotype Imaging Holdings	594	13,692
Motorola Solutions	290	26,257
MTS Systems	721	37,528
NETGEAR *	854	39,839
NIC	746	12,682
NVIDIA	148	30,608
NXP Semiconductors *	1,050	122,903
Oclaro *	1,580	13,067
ON Semiconductor *	10,114	215,630
OSI Systems *	794	70,174

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Information Technology — continued
Palo Alto Networks *	607	$89,350
Park Electrochemical	2,327	43,934
Perficient *	2,583	50,239
Plexus *	1,770	108,731
Power Integrations	231	18,561
Progress Software	1,498	63,410
Qorvo *	344	26,079
QUALCOMM	469	23,924
Qualys *	265	14,019
Rambus *	986	14,504
Rogers *	564	85,773
salesforce.com *	3,196	327,079
Sanmina *	3,615	118,301
ScanSource *	1,521	65,327
Semtech *	2,102	86,287
ServiceNow *	2,473	312,513
Shopify, Cl A *	81	8,059
Skyworks Solutions	242	27,554
Splunk *	1,214	81,702
SPS Commerce *	199	9,783
Stamps.com *	121	27,152
Sykes Enterprises *	1,906	55,160
Symantec	2,681	87,133
Texas Instruments	1,230	118,929
TiVo	2,078	37,716
TTM Technologies *	897	14,155
Twitter *	1,442	29,734
Tyler Technologies *	632	112,047
Ultimate Software Group *	550	111,425
Veeco Instruments *	1,959	35,360
Viavi Solutions *	12,043	111,759
Virtusa *	1,805	68,879
Visa, Cl A	1,362	149,793
VMware, Cl A *	2,365	283,067
Western Union	2,478	49,213
Workday, Cl A *	2,641	293,125
Xilinx	742	54,678
Xperi	504	11,592

		8,607,963

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Materials — 1.3%
A Schulman	1,662	$65,317
AdvanSix *	1,445	66,860
AK Steel Holding *	9,183	42,150
Balchem	264	22,253
Bemis	1,152	51,863
Boise Cascade *	2,159	76,537
Calgon Carbon	3,152	68,398
Century Aluminum *	2,220	31,080
Clearwater Paper *	1,089	50,257
Crown Holdings *	975	58,666
DowDuPont	1,586	114,684
Freeport-McMoRan *	713	9,968
Hawkins	776	29,566
Haynes International	701	25,012
HB Fuller	2,487	141,436
Huntsman	3,512	112,454
Ingevity *	337	24,005
Innophos Holdings	799	39,095
Innospec	248	15,339
Kaiser Aluminum	661	65,558
KapStone Paper and Packaging	4,343	97,544
Koppers Holdings *	1,203	58,406
Kraton *	331	16,229
LyondellBasell Industries, Cl A	857	88,725
Materion	1,377	70,709
Myers Industries	1,786	38,578
Neenah Paper	147	12,760
PH Glatfelter	2,759	57,829
Quaker Chemical	319	49,547
Rayonier Advanced Materials	1,594	22,906
Schweitzer-Mauduit International	1,740	73,480
Steel Dynamics	5,527	205,660
Stepan	782	62,451
SunCoke Energy *	2,565	28,446
TimkenSteel *	1,996	27,944
Tredegar	1,565	30,283
US Concrete *	156	12,199

		2,064,194

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Real Estate — 0.9%
Acadia Realty Trust ‡	2,123	$59,762
Armada Hoffler Properties ‡	1,085	15,483
Brixmor Property Group ‡	2,135	37,298
CareTrust ‡	701	13,249
CBL & Associates Properties ‡	6,752	52,936
Cedar Realty Trust ‡	2,526	13,741
Chatham Lodging Trust ‡	693	15,073
Chesapeake Lodging Trust ‡	3,512	97,985
DiamondRock Hospitality ‡	6,179	67,104
EastGroup Properties ‡	1,062	96,207
Franklin Street Properties ‡	7,271	72,710
Government Properties Income Trust ‡	4,193	76,187
HCP ‡	110	2,842
Hersha Hospitality Trust, Cl A ‡	940	16,629
HFF, Cl A	297	13,026
Hospitality Properties Trust ‡	2,437	69,649
Host Hotels & Resorts ‡	3,203	62,651
Independence Realty Trust ‡	1,294	13,134
Kite Realty Group Trust	4,632	86,572
Lexington Realty Trust ‡	8,810	89,157
National Storage Affiliates Trust ‡	522	12,940
Pennsylvania ‡	3,493	33,952
PS Business Parks ‡	44	5,823
Ramco-Gershenson Properties Trust ‡	1,088	13,741
RE/MAX Holdings, Cl A	1,075	71,488
Retail Opportunity Investments ‡	826	14,851
Sabra Health Care ‡	3,024	60,238
Simon Property Group ‡	748	116,187
Summit Hotel Properties ‡	914	14,450
Urstadt Biddle Properties, Cl A ‡	2,753	59,823
Whitestone, Cl B ‡	1,193	15,938

		1,390,826

Telecommunication Services — 0.3%
AT&T	7,038	236,829
Cogent Communications Holdings	344	18,542
Consolidated Communications Holdings	2,108	40,410
General Communication, Cl A *	1,136	46,451
Iridium Communications *	4,611	55,332
Lumos Networks *	1,781	31,987
Spok Holdings	1,773	30,052

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
United States — continued
Telecommunication Services — continued
Verizon Communications	1,389	$66,491
Vonage Holdings *	1,936	15,740

		541,834

Utilities — 1.1%
AES	7,944	84,445
ALLETE	2,333	182,791
Ameren	313	19,403
American Electric Power	987	73,443
American States Water	355	19,081
American Water Works	143	12,550
Avista	2,913	152,175
California Water Service Group	1,908	80,136
CenterPoint Energy	117	3,461
Consolidated Edison	244	20,996
Dominion Energy	500	40,570
DTE Energy	143	15,796
Duke Energy	558	49,277
Edison International	261	20,867
El Paso Electric	2,223	127,823
Entergy	1,214	104,720
Eversource Energy	252	15,785
Exelon	756	30,399
FirstEnergy	3,410	112,360
MDU Resources Group	1,948	53,278
NextEra Energy	370	57,376
Northwest Natural Gas	1,566	103,904
PG&E	1,023	59,099
PPL	1,015	38,123
Public Service Enterprise Group	410	20,172
Sempra Energy	199	23,383
South Jersey Industries	623	21,163
Southern	788	41,134
Spire	2,171	171,400
WEC Energy Group	252	16,982
Xcel Energy	405	20,056

		1,792,148

		58,250,241

TOTAL COMMON STOCK (Cost $77,669,338)		87,851,785

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

ASSET-BACKED SECURITIES — 11.9%
	Face Amount	Value
Automotive — 2.4%
BMW Vehicle Lease Trust, Ser 2016-2, Cl A3 Callable 05/20/2019 @ $100 1.430%, 09/20/2019	$550,000	$548,635
BMW Vehicle Lease Trust, Ser 2017-2, Cl A3 Callable 04/20/2020 @ $100 2.070%, 10/20/2020	450,000	450,038
CarMax Auto Owner Trust, Ser 2017-1, Cl A3 Callable 08/15/2020 @ $100 1.980%, 11/15/2021	800,000	801,362
Mercedes Benz Auto Lease Trust, Ser 2015-B, Cl A4 Callable 02/15/2018 @ $100 1.530%, 05/17/2021	1,000,000	1,000,035
Nissan Auto Receivables Owner Trust, Ser 2017-A, Cl A3 Callable 03/15/2021 @ $100 1.740%, 08/16/2021	1,000,000	997,439

		3,797,509

Credit Cards — 2.4%
American Express Credit Account Master Trust, Ser 2017-1, Cl A 1.930%, 09/15/2022	1,000,000	999,584
Citibank Credit Card Issuance Trust, Ser 2017-A3, Cl A3 1.920%, 04/07/2022	1,000,000	998,538
Discover Card Execution Note Trust, Ser 2015-A4, Cl A4 2.190%, 04/17/2023	1,800,000	1,807,328

		3,805,450

Other Asset-Backed Securities — 7.1%
Allegro CLO V, Ser 2017-1A, Cl A Callable 10/16/2019 @ $100 2.606%, VAR ICE LIBOR USD 3 Month+1.240%, 10/16/2030 (A)	743,000	751,173
AMMC CLO XIV, Ser 2017-14A, Cl A1LR Callable 07/25/2019 @ $100 2.617%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2029 (A)	485,000	489,135

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Other Asset-Backed Securities — continued
ArrowMark Colorado Holdings, Ser 2017-7A, Cl A 0.000%, VAR ICE LIBOR USD 3 Month+1.220%, 07/15/2030 (A)	$397,000	$397,000
Atlas Senior Loan Fund V, Ser 2017-1A, Cl AR2 Callable 07/16/2019 @ $100 2.619%, VAR ICE LIBOR USD 3 Month+1.260%, 07/16/2029 (A)	491,000	494,272
Atlas Senior Loan Fund V, Ser 2017-1A, Cl CR2 Callable 07/16/2019 @ $100 3.959%, VAR ICE LIBOR USD 3 Month+2.600%, 07/16/2029 (A)	250,000	251,903
Atlas Senior Loan Fund V, Ser 2017-1A, Cl DR2 Callable 07/16/2019 @ $100 5.359%, VAR ICE LIBOR USD 3 Month+4.000%, 07/16/2029 (A)	250,000	251,763
CBAM, Ser 2017-2A, Cl A 2.631%, VAR ICE LIBOR USD 3 Month+1.240%, 10/17/2029 (A)	837,000	840,331
CBAM, Ser 2017-2A, Cl B1 3.141%, VAR ICE LIBOR USD 3 Month+1.750%, 10/17/2029 (A)	273,000	273,814
Cedar Funding VIII CLO, Ser 2017-8A, Cl A1 Callable 10/17/2019 @ $100 2.618%, VAR ICE LIBOR USD 3 Month+1.250%, 10/17/2030 (A)	535,000	537,999
CIFC Funding, Ser 2017-1A, Cl A2R Callable 07/16/2019 @ $100 3.109%, VAR ICE LIBOR USD 3 Month+1.750%, 07/16/2030 (A)	382,000	385,559
Dewolf Park CLO, Ser 2017-1A, Cl A Callable 10/15/2019 @ $100 2.464%, VAR ICE LIBOR USD 3 Month+1.210%, 10/15/2030 (A)	507,000	509,882
Dryden XXVIII Senior Loan Fund, Ser 2017-28A, Cl A1LR Callable 08/15/2019 @ $100 2.515%, VAR ICE LIBOR USD 3 Month+1.200%, 08/15/2030 (A)	686,000	689,465
ICG US CLO, Ser 2017-2A, Cl A1 2.597%, VAR ICE LIBOR USD 3 Month+1.280%, 10/23/2029 (A)	421,000	423,916

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Other Asset-Backed Securities — continued
ICG US CLO, Ser 2017-2A, Cl A2 3.067%, VAR ICE LIBOR USD 3 Month+1.750%, 10/23/2029 (A)	$310,000	$310,962
Madison Park Funding XI, Ser 2017-11A, Cl AR Callable 07/23/2018 @ $100 2.523%, VAR ICE LIBOR USD 3 Month+1.160%, 07/23/2029 (A)	607,000	610,268
Milos CLO, Ser 2017-1A, Cl A Callable 10/20/2019 @ $100 2.613%, VAR ICE LIBOR USD 3 Month+1.250%, 10/20/2030 (A)	250,000	251,409
Mountain View CLO, Ser 2017-1A, Cl D Callable 07/16/2019 @ $100 5.011%, VAR ICE LIBOR USD 3 Month+3.600%, 10/16/2029 (A)	250,000	250,981
Northwoods Capital XVI, Ser 2017-16A, Cl A 2.,686%, VAR ICE LIBOR USD 3 Month+1.270%, 11/15/2030 (A)	509,000	509,000
Northwoods Capital XVI, Ser 2017-16A, Cl D 4.566%, VAR ICE LIBOR USD 3 Month+3.150%, 11/15/2030 (A)	287,000	287,917
OFSI Fund V, Ser 2017-1A, Cl A 2.634%, VAR ICE LIBOR USD 3 Month+1.320%, 08/16/2029 (A)	717,000	720,055
OFSI Fund V, Ser 2017-1A, Cl B 3.114%, VAR ICE LIBOR USD 3 Month+1.800%, 08/16/2029 (A)	250,000	250,499
OZLM Funding IV, Ser 2017-4A, Cl A1R Callable 10/22/2019 @ $100 2.613%, VAR ICE LIBOR USD 3 Month+1.250%, 10/22/2030 (A)	250,000	251,304
Rockford Tower CLO, Ser 2017-2A, Cl A 2.512%, VAR ICE LIBOR USD 3 Month+1.270%, 10/15/2029 (A)	251,000	250,995
Rockford Tower CLO, Ser 2017-2A, Cl B 2.992%, VAR ICE LIBOR USD 3 Month+1.750%, 10/15/2029 (A)	441,000	442,319
THL Credit Wind River CLO, Ser 2017-3A, Cl A Callable 10/15/2019 @ $100 2.489%, VAR ICE LIBOR USD 3 Month+1.250%, 10/15/2030 (A)	592,000	591,990

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

ASSET-BACKED SECURITIES — continued
	Face Amount(1)/Shares		Value
Other Asset-Backed Securities — continued
TICP CLO VIII, Ser 2017-8A, Cl C 4.457%, VAR ICE LIBOR USD 3 Month+3.100%, 10/20/2030 (A)		250,000	$250,000

			11,273,911

TOTAL ASSET-BACKED SECURITIES (Cost $18,843,494)			18,876,870

REGISTERED INVESTMENT COMPANIES — 7.6%
Credit Suisse Floating Rate High Income Fund, Cl I		872,326	5,992,258
Goldman Sachs BDC		684	15,144
Golub Capital BDC		1,220	23,131
Nuveen Symphony Floating Rate Income Fund, Cl I		302,935	5,955,698

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $11,992,017)			11,986,231

SOVEREIGN DEBT — 3.1%
Australia Government Bond 4.750%, 04/21/2027	AUD	99,000	89,147
4.250%, 04/21/2026	AUD	71,000	61,183
3.250%, 04/21/2025	AUD	113,000	90,806
3.250%, 04/21/2029	AUD	78,000	62,476
2.750%, 04/21/2024	AUD	78,000	60,902
2.250%, 05/21/2028	AUD	87,000	63,720
Belgium Government Bond 4.250%, 03/28/2041 (A)	EUR	58,000	105,491
Bundesrepublik Deutschland 4.750%, 07/04/2040	EUR	59,000	121,115
Canadian Government Bond 5.750%, 06/01/2033	CAD	78,000	88,934
5.000%, 06/01/2037	CAD	54,000	59,873
3.750%, 06/01/2019	CAD	69,000	55,481
3.500%, 06/01/2020	CAD	51,000	41,603
3.250%, 06/01/2021	CAD	44,000	36,157
2.750%, 06/01/2022	CAD	49,000	39,918
2.500%, 06/01/2024	CAD	54,000	43,771
2.250%, 06/01/2025	CAD	51,000	40,703

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

SOVEREIGN DEBT — continued
	Face Amount(1)		Value
1.750%, 09/01/2019	CAD	65,000	$50,726
1.500%, 03/01/2020	CAD	92,000	71,466
1.500%, 06/01/2023	CAD	55,000	42,210
1.500%, 06/01/2026	CAD	52,000	39,031
1.000%, 09/01/2022	CAD	45,000	33,869
0.750%, 09/01/2020	CAD	90,000	68,402
0.750%, 03/01/2021	CAD	54,000	40,843
0.750%, 09/01/2021	CAD	59,000	44,413
0.500%, 03/01/2022	CAD	59,000	43,668
Denmark Government Bond 4.500%, 11/15/2039	DKK	591,000	156,982
French Republic Government Bond OAT 4.000%, 10/25/2038	EUR	17,000	29,374
3.250%, 05/25/2045	EUR	17,000	26,903
Indonesia Treasury Bond 8.375%, 03/15/2024	IDR	11,200,000,000	894,463
8.375%, 09/15/2026	IDR	5,000,000,000	404,608
8.250%, 07/15/2021	IDR	9,150,000,000	714,123
7.000%, 05/15/2022	IDR	1,500,000,000	112,977
Italy Buoni Poliennali Del Tesoro 6.500%, 11/01/2027	EUR	23,000	38,323
6.000%, 05/01/2031	EUR	31,000	52,110
5.000%, 09/01/2040	EUR	23,000	36,406
4.750%, 09/01/2044 (A)	EUR	19,000	29,544
3.250%, 09/01/2046 (A)	EUR	18,000	22,194
2.700%, 03/01/2047 (A)	EUR	20,000	22,035
Japan Government Five Year Bond 0.100%, 09/20/2020	JPY	5,600,000	49,579
0.100%, 12/20/2020	JPY	3,400,000	30,113
Japan Government Ten Year Bond 0.500%, 12/20/2024	JPY	3,500,000	31,952
Japan Government Thirty Year Bond 2.500%, 09/20/2036	JPY	1,200,000	14,253
2.300%, 06/20/2035	JPY	4,000,000	45,997
2.300%, 12/20/2036	JPY	7,100,000	82,159
Japan Government Twenty Year Bond 1.200%, 09/20/2035	JPY	4,100,000	40,414
1.000%, 12/20/2035	JPY	1,500,000	14,324
0.700%, 03/20/2037	JPY	17,700,000	159,254
Japan Government Two Year Bond 0.100%, 11/15/2017	JPY	4,500,000	39,580
0.100%, 01/15/2019	JPY	8,000,000	70,579

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

SOVEREIGN DEBT — continued
	Face Amount(1)/Shares		Value
Netherlands Government Bond 3.750%, 01/15/2042 (A)	EUR	79,000	$143,530
2.750%, 01/15/2047 (A)	EUR	14,000	22,290
Spain Government Bond 5.150%, 10/31/2044 (A)	EUR	13,000	22,397
4.900%, 07/30/2040 (A)	EUR	24,000	39,645
4.700%, 07/30/2041 (A)	EUR	40,000	64,803

TOTAL SOVEREIGN DEBT (Cost $4,914,460)			4,906,819

PREFERRED STOCK — 0.2%
Brazil — 0.2%
Banco Bradesco 2.030%		5,700	60,567
Braskem 3.900% *		700	11,127
Itau Unibanco Holding 4.800%		11,300	145,805

			217,499

South Korea — 0.0%
Samsung Electronics 1.370%		14	27,991

TOTAL PREFERRED STOCK (Cost $222,753)			245,490

EXCHANGE TRADED FUND — 0.1%
iShares Russell 1000 Value ETF		705	84,170

TOTAL EXCHANGE TRADED FUND (Cost $76,789)			84,170

RIGHTS — 0.0%*
	Number of Rights
Hong Kong — 0.0%
Tencent Holdings 11/02/2017		6	—

Taiwan — 0.0%
CTBC Financial Holding 12/15/2017		5,629	—

TOTAL RIGHTS (Cost $—)			—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

U.S. TREASURY OBLIGATIONS — 2.1%
	Face Amount	Value
U.S. Treasury Bond 8.000%, 11/15/2021	$100,000	$123,824
U.S. Treasury Note 2.250%, 07/31/2021	14,000	14,193
2.250%, 12/31/2023	113,000	113,618
2.250%, 01/31/2024	114,000	114,552
2.125%, 12/31/2021	58,000	58,474
2.125%, 09/30/2021	70,000	70,618
2.125%, 12/31/2022	88,000	88,337
2.125%, 03/31/2024	114,000	113,590
2.125%, 02/29/2024	114,000	113,666
2.000%, 10/31/2021	58,000	58,229
2.000%, 11/30/2022	23,000	22,965
1.875%, 03/31/2022	149,000	148,453
1.875%, 10/31/2022	52,000	51,622
1.625%, 06/30/2020	49,000	48,902
1.625%, 04/30/2023	93,000	90,759
1.500%, 03/31/2023	49,000	47,555
1.250%, 10/31/2021	166,000	161,882
United States Treasury Bill 0.911%, 12/07/2017 (B)(C)	1,920,000	1,918,109

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,367,194)		3,359,348

TOTAL INVESTMENTS — 80.5% (Cost $117,086,045)		$127,310,713

Percentages are based on Net Assets of $158,062,923.

*	Non-income producing security.
(1)	In U.S. dollars unless otherwise indicated.
‡	Real Estate Investment Trust
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of October 31, 2017 was $11,856,939 and represents 7.50% of Net Assets.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(C)	Security has been pledged as collateral on open futures contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

ADR — American Depositary Receipt

AUD — Australian Dollar

BDC — Business Development Company

CAD — Canadian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

EUR — Euro

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

OAT — Obligations Assimilables du Tresor

S&P — Standard & Poor’s

S&P CNX Nifty — National Stock Exchange of India

Ser — Series

SGX — Singapore Exchange Limited

TOPIX — Tokyo Stock Price Index

USD — United States Dollar

VAR — Variable Rate

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Morgan Stanley	12/20/17	USD	11,882,420	INR	769,280,000	$(57,321)
Morgan Stanley	12/20/17	AUD	556,200	USD	442,006	16,527
Morgan Stanley	12/20/17	CAD	1,088,000	USD	893,196	49,410
Morgan Stanley	12/20/17	DKK	1,026,000	USD	166,625	5,510
Morgan Stanley	12/20/17	JPY	1,007,504,000	USD	9,198,256	314,340
Morgan Stanley	12/20/17	EUR	1,708,300	USD	2,052,476	56,641
Morgan Stanley	12/20/17	USD	819,974	INR	53,500,000	2,409
Morgan Stanley	12/20/17	USD	2,539	DKK	16,100	(11)
Morgan Stanley	12/20/17	EUR	113,200	USD	131,562	(691)
Morgan Stanley	12/20/17	USD	4,639,591	JPY	518,655,200	(66,220)
Morgan Stanley	12/20/17	USD	113,879	EUR	95,100	(2,772)
Morgan Stanley	12/20/17	USD	757,929	JPY	86,000,000	397

						$318,219

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

The open futures contracts held by the Fund at October 31, 2017, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-MINI	(28)	Dec-2017	$(2,754,030)	$(2,810,360)	$(56,330)
MSCI Emerging Markets E-MINI	(19)	Dec-2017	(1,046,111)	(1,067,990)	(21,879)
Russell 1000 Value Index E-MINI	55	Dec-2017	3,179,067	3,225,475	46,407
Russell 2000 Index E-MINI	128	Dec-2017	9,153,443	9,617,280	463,837
S&P 500 Index E-MINI	(34)	Dec-2017	(4,246,351)	(4,373,590)	(127,239)
SGX S&P CNX Nifty Index	637	Nov-2017	13,084,770	13,222,846	138,076
TOPIX Index	14	Dec-2017	2,144,349	2,170,705	41,303

			$19,515,137	$19,984,366	$484,175

The following table summarizes the inputs used as of October 31, 2017, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$136,375	$—	$—	$136,375
Belgium	68,683	—	—	68,683
Bermuda	24,024	—	—	24,024
Brazil	17,033	—	—	17,033
Canada	667,573	—	—	667,573
China	545,545	—	—	545,545
Colombia	9,720	—	—	9,720
Denmark	30,166	—	—	30,166
France	624,492	—	—	624,492
Germany	—	914,137	—	914,137
Hong Kong	1,167,461	—	—	1,167,461
Indonesia	5,734,912	—	—	5,734,912
Italy	523,722	—	—	523,722
Japan	16,748,018	—	—	16,748,018
Mexico	27,199	—	—	27,199
New Zealand	4,105	—	—	4,105
Portugal	12,458	—	—	12,458
South Africa	93,831	—	—	93,831
South Korea	487,890	—	—	487,890
Spain	538,003	—	—	538,003
Sweden	66,341	—	—	66,341

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Investments in Securities	Level 1	Level 2	Level 3	Total
Switzerland	$126,512	$—	$—	$126,512
Taiwan	391,294	—	—	391,294
United Kingdom	642,050	—	—	642,050
United States	58,250,241	—	—	58,250,241

Total Common Stock	86,937,648	914,137	—	87,851,785

Asset-Backed Securities	—	18,876,870	—	18,876,870
Registered Investment Companies	11,986,231	—	—	11,986,231
Sovereign Debt	—	4,906,819	—	4,906,819
Preferred Stock	245,490	—	—	245,490
Exchange Traded Fund	84,170	—	—	84,170
Rights	—	—	—	—
U.S. Treasury Obligations	—	3,359,348	—	3,359,348

Total Investments in Securities	$99,253,539	$28,057,174	$—	$127,310,713

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Contracts *
Unrealized Appreciation	$—	$445,234	$—	$445,234
Unrealized Depreciation	—	(127,015)	—	(127,015)
Futures Contracts *
Unrealized Appreciation	689,623	—	—	689,623
Unrealized Depreciation	(205,448)	—	—	(205,448)

Total Investments in Securities	$484,175	$318,219	$—	$802,394

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument

Amounts designated as “—“ are $0.

For the year ended October 31, 2017, there were transfers between Level 1 and Level 2 assets and liabilities due to market closures in the amount of $469,768. For the year ended October 31, 2017, there were no Level 3 transfers. All transfers, if any, are recognized at period end. For the year ended October 31, 2017, there were no Level 3 securities.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $117,086,045)	$127,310,713
Foreign Currency, at Value (Cost $31,470)	210,871
Cash	28,874,195
Cash Pledged as Collateral for Forward Foreign Currency Contracts	2,120,000
Unrealized Appreciation on Forward Foreign Currency Contracts	445,234
Dividend and Interest Receivable	281,684
Receivable for Capital Shares Sold	243,120
Receivable for Investment Securities Sold	118,525
Reclaim Receivable	33,297
Unrealized Appreciation on Foreign Spot Currency Contracts	428
Other Prepaid Expenses	11,267

Total Assets	159,649,334

Liabilities:
Payable for Investment Securities Purchased	1,325,995
Unrealized Depreciation on Forward Foreign Currency Contracts	127,015
Payable due to Investment Adviser	37,984
Payable due to Administrator	15,178
Accrued Foreign Capital Gains Tax on Appreciated Securities	9,540
Chief Compliance Officer Fees Payable	1,975
Cash Collateral for Futures due to Broker	1,682
Unrealized Depreciation on Foreign Spot Currency Contracts	428
Payable due to Trustees	72
Other Accrued Expenses and Other Payables	66,542

Total Liabilities	1,586,411

Net Assets	$158,062,923

NET ASSETS CONSIST OF:
Paid-in Capital	$139,399,995
Undistributed Net Investment Income	1,949,278
Accumulated Net Realized Gain on Investments, Futures Contracts and Foreign Currency Transactions	5,683,268
Net Unrealized Appreciation on Investments	10,224,668
Net Unrealized Appreciation on Futures Contracts	484,175
Net Unrealized Appreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	331,079
Accrued Foreign Capital Gains Tax on Appreciated Securities	(9,540)

Net Assets	$158,062,923

Institutional Shares:
Net Assets	$157,511,167
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	13,591,024
Net Asset Value, Offering and Redemption Price Per Share	$11.59

Investor Servicing Shares:
Net Assets	$551,756
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	47,569
Net Asset Value, Offering and Redemption Price Per Share	$11.60

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2017
Investment Income:
Dividends	$1,694,490
Interest	1,387,267
Less: Foreign Taxes Withheld	(128,280)

Total Investment Income	2,953,477

Expenses:
Investment Advisory Fees	1,023,067
Administration Fees	164,049
Trustees’ Fees	16,095
Chief Compliance Officer Fees	5,349
Shareholder Serving Fees, Investor Shares	115
Custodian Fees	115,832
Transfer Agent Fees	49,358
Legal Fees	47,256
Registration and Filing Fees	38,029
Printing Fees	32,400
Audit Fees	24,558
Offering Costs (Note 2)	22,482
Other Expenses	54,347

Total Expenses	1,592,937

Less:
Waiver of Investment Advisory Fees	(910,931)

Net Expenses	682,006

Net Investment Income	2,271,471

Net Realized Gain (Loss) on:
Investments	3,515,023
Futures Contracts	2,476,596
Forward Contracts and Foreign Currency Transactions	280,632

Net Realized Gain	6,272,251

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8,252,349
Futures Contracts	320,195
Foreign Capital Gains Tax on Appreciated Securities	(9,540)
Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	226,853

Net Change in Unrealized Appreciation (Depreciation)	8,789,857

Net Realized and Unrealized Gain on Investments, Futures Contracts, Forward Contracts and Foreign Currency Transactions, Foreign Capital Gains Tax on Appreciated Securities and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	15,062,108

Net Increase in Net Assets Resulting from Operations	$17,333,579

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Period Ended October 31, 2016*
Operations:
Net Investment Income	$2,271,471	$1,139,502
Net Realized Gain on Investments, Futures Contracts, Forward Contracts and Foreign Currency Transactions	6,272,251	1,066,346
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Forward Contracts, Foreign Currency Transactions, Foreign Capital Gains Tax on Appreciated Securities and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8,789,857	2,240,525

Net Increase in Net Assets Resulting From Operations	17,333,579	4,446,373

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(1,726,220)	—
Investor Servicing Shares	(1,303)	—
Net Realized Gains:
Institutional Shares	(1,388,838)	—
Investor Servicing Shares	(1,053)	—

Total Dividends and Distributions	(3,117,414)	—

Capital Share Transactions:
Institutional Shares
Issued	57,446,606	108,435,930
Reinvestment of Distributions	3,115,058	—
Redeemed	(19,008,284)	(11,103,881)

Net Institutional Shares Transactions	41,553,380	97,332,049

Investor Servicing Shares
Issued	412,500	100,100
Reinvestment of Distributions	2,356	—

Net Investor Servicing Shares Transactions	414,856	100,100

Net Increase in Net Assets From Capital Share Transactions	41,968,236	97,432,149

Total Increase in Net Assets	56,184,401	101,878,522

Net Assets:
Beginning of Year/Period	101,878,522	—

End of Year/Period (including Undistributed Net Investment Income of $1,949,278 and $1,088,411, respectively)	$158,062,923	$101,878,522

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Period Ended October 31, 2016*
Shares Transactions:
Institutional Shares
Issued	5,414,843	10,746,149
Reinvestment of Distributions	302,047	—
Redeemed	(1,807,178)	(1,064,837)

Total Institutional Shares Transactions	3,909,712	9,681,312

Investor Servicing Shares
Issued	37,331	10,010
Reinvestment of Distributions	228	—

Total Investor Servicing Shares Transactions	37,559	10,010

Net Increase in Shares Outstanding From Share Transactions	3,947,271	9,691,322

*	Commenced operations on March 2, 2016.

Amounts designated as “— “ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Institutional Shares

	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net Asset Value, Beginning of Period	$10.51	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.18	0.14
Net Realized and Unrealized Gain	1.14	0.37

Total from Investment Operations	1.32	0.51

Dividends and Distributions:
Net Investment Income	(0.13)	—
Net Realized Gains	(0.11)	—

Total Dividends and Distributions	(0.24)	—

Net Asset Value, End of Period	$11.59	$10.51

Total Return†	12.79%	5.10%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$157,511	$101,773
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	0.50%	0.50%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.17%	1.48%††
Ratio of Net Investment Loss to Average Net Assets	1.66%	2.10%††
Portfolio Turnover Rate	124%	90%‡

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on March 2, 2016.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover and total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Investor Servicing Shares

	Year Ended October 31, 2017	Period Ended October 31, 2016(1)
Net Asset Value, Beginning of Period	$10.53	$10.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.17	0.14
Net Realized and Unrealized Gain	1.14	0.39

Total from Investment Operations	1.31	0.53

Dividends and Distributions:
Net Investment Income	(0.13)	—
Net Realized Gains	(0.11)	—

Total Dividends and Distributions	(0.24)	—

Net Asset Value, End of Period	$11.60	$10.53

Total Return†	12.67%	5.30%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$552	$106
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	0.56%	0.50%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.16%	1.48%††
Ratio of Net Investment Loss to Average Net Assets	1.55%	2.08%††
Portfolio Turnover Rate	124%	90%‡

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	The Fund commenced operations on March 2, 2016.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover and total return is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the PineBridge Dynamic Asset Allocation Fund (the “Fund”). The investment objective of the Fund is to seek absolute return. The Fund is classified as a diversified investment company. PineBridge Investments LLC serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Shares and Investor Servicing Shares. The Fund commenced operations on March 2, 2016. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2017, if applicable.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

For the year ended October 31, 2017, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Purchased	$(6,269,148)
Average Monthly Notional Contracts Sold	$10,191,561

Futures Contracts — The Fund utilized futures contracts during the year ended October 31, 2017. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2017.

For the year ended October 31, 2017, the average notional amount of futures contracts held were as follows:

Average Monthly Market Value Balance Long	$24,498,552
Average Monthly Market Value Balance Short	$(10,231,042)

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2017, the offering costs have been fully amortized.

3. Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2017, was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$689,623	*	Net Assets — Unrealized depreciation on futures contracts	$205,448	*
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	445,234	*	Net Assets — Unrealized depreciation on forward foreign currency contracts	127,015	*

Total Derivatives not accounted for as hedging instruments		$1,134,857			$332,463

*	Includes cumulative appreciation (depreciation) of futures and forward contacts as reported in the Schedule of Investments

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

The effective of derivative instruments on the Statement of Operations for the year ended October 31, 2017, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$346,467	$69	$346,536
Equity contracts	1,646,045	—	1,646,045
Interest rate contracts	484,084	—	484,084

Total	$2,476,596	$69	$2,476,665

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(223,230)	$235,320	$12,090
Equity contracts	658,047	—	658,047
Interest rate contracts	(114,622)	—	(114,622)

Total	$320,195	$235,320	$555,515

4. Offsetting Assets and Liabilities:

The Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Fund as of October 31, 2017:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Collateral Pledged or (Received)†	Net Amount
	Forward Foreign Currency Contracts
Morgan Stanley	$445,234	$(127,015)	$318,219	$—	$318,219

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $164,049 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Servicing Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses on securities sold short, interest, taxes, acquired fund fee expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.50% of the average daily net assets of the Fund’s Investor Servicing Shares and Institutional

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Shares until February 28, 2018 (the “Expense Limitation”). In addition, the Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (not including excluded expenses) from exceeding 0.75% of the average daily net assets of the Fund’s Institutional Shares and Investor Servicing Shares during the period from March 1, 2018 through February 28, 2019. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. As of October 31, 2017, the fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $531,029 and $910,931 expiring in 2019 and 2020, respectively.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended October 31, 2017, were as follows:

Purchases
U.S. Government	$6,424,173
Other	148,495,501

Sales
U.S. Government	$13,298,099
Other	112,812,413

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to foreign currency transactions, non-deductible expenses, PFIC gains, REIT adjustments and MLP transactions have been reclassified to/from the following accounts during the year ended October 31, 2017:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/Loss	Increase/Decrease Paid in Capital
$316,919	$(316,529)	(390)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends or distributions declared during the year ended October 31, 2017.

	Ordinary Income	Long-Term Capital Gain	Total
2017	$3,069,852	$47,562	$3,117,414

As October 31, 2017 of the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$6,340,126
Undistributed Long-Term Capital Gains	2,236,732
Unrealized Appreciation	10,134,667
Other Temporary Differences	(48,597)

Total Distributable Earnings	$18,662,928

For Federal income tax purposes, the difference between Federal tax cost and book cost are primarily due to PFIC and MLPs, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$137,481,952	$11,915,658	$(1,780,991)	$10,134,667

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

10. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Active Trading Risk — The Fund may actively trade which may result in higher transaction costs to the Fund. Active trading tends to be more pronounced during periods of increased market volatility.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among various asset classes will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Asset-Backed Securities Risk — Payment of principal and interest on asset backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options or swaps is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Foreign Sovereign Debt Securities Risk — The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Interest Rate Risk — As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Preferred Stocks Risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

REITs Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Rights and Warrants Risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Risks of Investing in Other Investment Companies — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Small-and Mid-Capitalization Company Risk — Small-and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Unregistered Funds Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

11. Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
PineBridge Dynamic Asset Allocation Fund
Institutional Shares	4	68%
Investor Servicing Shares	2	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and Shareholders of

PineBridge Dynamic Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PineBridge Dynamic Asset Allocation Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 2, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 26, 2017

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2017 to October 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited) — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
PineBridge Dynamic Asset Allocation Fund — Institutional
Actual Portfolio Return	$1,000.00	$1,072.20	0.50%	$2.61
Hypothetical 5% Return	1,000.00	1,022.68	0.50	2.55
PineBridge Dynamic Asset Allocation Fund — Investor Servicing
Actual Portfolio Return	$1,000.00	$1,071.10	0.59%	$3.08
Hypothetical 5% Return	1,000.00	1,022.24	0.59	3.01

*	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period shown.)

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES 2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES [3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Messrs. Doran is a Trustee who may be deemed to be “interested”persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments — Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Winton Series Trust to 2017.

Current Directorships: Trustee of AXA Premier VIP Trust, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Winton Series Trust to 2017.

Current Directorships: Trustee of Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Winton Series Trust to 2017.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Services Trust to 2017.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
98.47%	1.53%	100.00%	6.37%	20.27%	1.31%	10.06%	100.00%

1. Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2. The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3. “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4. The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5. The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2017. Complete information will be computed and reported with your 2017 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 14, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	PINEBRIDGE DYNAMIC
ASSET ALLOCATION FUND
OCTOBER 31, 2017

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

PineBridge Dynamic Asset Allocation Fund

P.O. Box 588

Portland, ME 04112

1-877-225-4164

Investment Adviser:

PineBridge Investments LLC

399 Park Avenue, 4th Floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PBI-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$335,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	$0	$0	$36,050	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,300	$0	$0	$5,150	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,300 and $5,150 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.